Prospectus Supplement	October 15, 2013

Putnam VT Income Fund
Prospectuses dated April 30, 2013

The sub-section Your fund’s management in the section Fund summary or Fund summaries and the table containing biographical information of the portfolio managers of Putnam VT Income Fund in the section Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio managers are now Brett Kozlowski, Kevin Murphy and Michael Salm.

Additional information regarding the fund’s portfolio managers, including their business experience during the past five years, is set forth in the prospectuses.

PUTNAM INVESTMENTS	284437 -10/13